                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Wireless
Telecom Group, Inc. (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Paul Genova, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the
Company.

                                                        /s/ Paul Genova
                                                        ------------------------
                                                        Paul Genova
                                                        Chief Financial Officer
                                                        March 30, 2005

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C., ss. 1350, and is not being filed for purposes of Section
18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 has been provided to Wireless Telecom Group, Inc. and will be retained by Wireless
Telecom Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                        8